NET FEE AND COMMISSION INCOME (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of fee and commission income (expense) [text block] [Abstract]
Disclosure of fee and commission income (expense) [text block]
	2017 £m	2016 £m	2015 £m
Fee and commission income:
Current accounts	712	752	804
Credit and debit card fees	953	875	918
Other	1,300	1,418	1,530
Total fee and commission income	2,965	3,045	3,252
Fee and commission expense	(1,382)	(1,356)	(1,442)
Net fee and commission income	1,583	1,689	1,810